MRI INTERVENTIONS

Ticker: MRIC

Investor Presentation

October 2014


CLEARPOINT
KNOB ROTATION
X
Y
PITCH
ROLL

Transforming minimally invasive neurosurgery by enabling real-time visualization with MRI

Forward-Looking Statements

Certain statements in this presentation may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements often can be identified by words such as "anticipates," "believes," "could," "estimates," "expects," "intends," "may," "plans," "potential," "predicts," "projects," "should," "will," "would," or the negative of these words or other words of similar meaning. Forward-looking statements by their nature address matters that, to different degrees, are uncertain and involve risk. Uncertainties and risks may cause MRI Interventions' actual results and the timing of events to differ materially from those expressed in or implied by MRI Interventions' forward-looking statements. Particular uncertainties and risks include, among others: demand and market acceptance of our products; our ability to successfully expand, and achieve full productivity from, our sales, clinical support and marketing capabilities; availability and adequacy of reimbursement from third party payors for procedures utilizing our products; the sufficiency of our cash resources to maintain planned commercialization efforts and research and development programs; future actions of the FDA or any other regulatory body that could impact product development, manufacturing or sale; our ability to protect and enforce our intellectual property rights; our dependence on collaboration partners; the impact of competitive products and pricing; the impact of the commercial and credit environment on us and our customers and suppliers; and our ability to successfully complete the development of, and to obtain regulatory clearance or approval for, our ClearTrace system. More detailed information on these and additional factors that could affect MRI Interventions' actual results and the timing of events are described in our filings with the Securities and Exchange Commission, including, without limitation, the quarterly report on Form 10-Q filed on August 11, 2014. Except as required by law, MRI Interventions undertakes no obligation to publicly update or revise any forward-looking statements made in this presentation to reflect any change in MRI Interventions' expectations or any change in events, conditions or circumstances on which any such statements are based.

Why MRI Interventions

Large Market

- Neurosurgery Market is Large and Growing
  - 22+MM total patients; 2.2MM drug treatment resistant patients

Timing is Right

- DBS Market Growth is Accelerating
  - Increasing Acceptance Among Patients
  - New Market Entrants Coming
- Laser Ablation is Emerging Rapidly as a Strong Therapeutic Option
  - For Epilepsy
  - For Brain Tumors
- Big Players are Increasing Investment
  - Medtronic Acquired Visualase and Sapiens
  - St. Jude and Boston Scientific Investing in Neuro Market
  - MRI Scanner Companies Embracing MRI-Guided Therapies
  - Drug Cos are Investing in Direct Delivery under MRI-Guidance

Uniquely Positioned

- MRIC is Uniquely Positioned to Capitalize on these Market Dynamics
  - We Provide the Delivery Platform

MRI Interventions: Real Time MRI Guided Surgery

Company Highlights

- First-to-market technology platform in US and EU
- Significant commercial traction: FDA-cleared, CE-marked and 37 ClearPoint sites
- Attractive razor/razorblade business model with strong margins
- Strategic Validation: Siemens Partnership & Interoperability w/ Medtronic Neuro Products
- Strong intellectual property portfolio
- New CEO w/ extensive commercialization experience: Intuitive, Kyphon, Boston Scientific

Leadership – Significant Med Device Experience

Key Management

Executive	Title	Prior Experience
Frank Grillo	President, CEO-Elect	Intuitive Surgical, Boston Scientific, Kyphon
Peter Piferi	COO	Edwards, HeartWare, Cordis
Robert Korn	VP Sales & Marketing	Medtronic, Bayer, Codman
David Carlson	CFO	Medtronic, pwc

Board of Directors

- Kimble Jenkins, Exec Chair – MRI Interventions, Morgan Keegan
- Maria Sainz – Cardiokinetics, Concentric, Stryker, Guidant
- Dr. Phillip Pizzo – Stanford School of Medicine
- Pascal Girin – Wright, ev3
- Timothy Richards – VNUS, Covidien, B|Braun
- Jack Spencer – Ernst & Young
- Michael Ryan – Boston Scientific
- Charles Koob – Simpson Thacher
- Andrew Rooke – Major Investor

Minimally Invasive, Visualized Procedures

Revolutionized Multiple Medical Specialities, Benefitted Millions of Patients



Cardiovascular Surgery
Revolutionized by fluoroscopy in the late 1970's

Today:
1.5 million procedures/yr





Orthopedic Surgery
Revolutionized by arthroscopy in the 1980's

Today:
1.2 million procedures/yr





Abdominal Surgery
Revolutionized by laparoscopy in the late 1980's

Today:
4.0 million procedures/yr



Minimally Invasive Neurosurgery with ClearPoint®

Without ClearPoint, minimally invasive neuro procedures are performed "blind"

Conventional Stereotactic Procedure



No visualization

ClearPoint Neuro Procedure


dialing-in the correct alignment using real-time MRI


Left Bottom Cannula
Left STN

Next gen platform enabling real-time, MRI-guided, minimally invasive brain surgery

ClearPoint Surgical Platform

ClearPoint procedures are performed in standard, diagnostic MRI Scanners


CLEARPOINT
neuro intervention system



Emory University Hospital
Diagnostic Scanner



UPMC
Diagnostic Scanner



UCSF Medical Center
Diagnostic Scanner

- Over 5000 MRI scanners installed in U.S. hospitals
- Simple path to ClearPoint-enable these MRI suites
- 510(k) clearance and CE Mark approval
- Over 500 procedures performed to date
- Procedures can also be performed in intra-op MRI suites

ClearPoint Procedure Overview







Target Selection & Entry Planning


ENTRY PLANNING
MRI
INTERVENTIONS

ClearPoint Procedure Overview

Trajectory Alignment & Device Insertion

SmartFrame® Trajectory Guide



SmartFrame® Hand Controller




MRI

ClearPoint Procedure Overview

Delivery of Neurological Therapy

Drug Delivery[1]



Electrode Placement



Laser Ablation[2]



(1) Drug Delivery - The SmartFlow® cannula received 510(k) clearance for injection of cytarabine, a chemotherapy drug, to the ventricles or removal of CSF from the ventricles during intracranial procedures. Delivery of other therapeutic agents, and delivery of agents to other areas of the brain, using the SmartFlow cannula is investigational.

(2) Laser Ablation - MR Thermometry is an MRI-based functionality available on most MR scanner platforms and it is a feature built into products from several third party vendors. The ClearPoint system enables MRI-guided procedures and allows physicians to use this inherent MR capability during a procedure.

ClearPoint Hospital Economics

Increase Patients

- Opportunity to reach additional patient populations that may otherwise forego surgery

Established, Attractive Reimbursement

- Move procedures from the more expensive OR to the less expensive MR suite, with equivalent reimbursement

Improved Utilization of Existing MRI's

- 1 hour of MR Scanner time used for diagnostic imaging could generate $1,200[(1)]
- 1 hour of MR scanner time used for a ClearPoint procedure could generate $5,275[(2)]
- Utilizes existing MRI's already in hospital



Potential Revenue per MRI Hour
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
$1,200 per hour
$5,275 per hour
Diagnostic
ClearPoint

(1) Estimated average US hospital-based MRI suite revenue per hour for outpatient diagnostic scans, based on data gathered by MRI Interventions. Excludes professional fees. Actual revenues will vary by hospital, procedure and payor.

(2) Based on a weighted average payment to MRI Interventions' customers (as of September 2014) for an electrode placement procedure for Medicare and private insurance patients, calculated by MRI Interventions using a payor mix weighted 67% to average Medicare reimbursement and 33% to average private insurance reimbursement. Average Medicare reimbursement calculated as the weighted average Medicare payment for MRI Interventions' customers (as of September 2014) for an electrode placement procedure under MS-DRGs 025, 026 and 027. Average private insurance reimbursement calculated as 1.5x Medicare reimbursement, based on published data. Hourly amount assumes 4.5 hour procedure duration. Excludes professional fees. Actual revenues will vary by hospital, procedure and payor.

The ClearPoint Difference

Without ClearPoint (Stereotactic)	With ClearPoint
No direct visualization; Performed in an operating room	Direct, high resolution visualization; Performed in an MRI Suite
Patient may be awake for own brain surgery[(1)]	Patient may be under general anesthesia[(1)]
Long procedures – Can be up to 8 hours	Short procedures – Can be 3 hours or less
Complex procedure, requires extensive training	Simple procedure, brief training
Poor economics for hospital and physician	Attractive economics for hospital and physician

ClearPoint is a win-win-win

Patients | **Surgeons** | **Hospitals**

(1) Microelectrode recording and macrostim are processes that involve listening to neuronal firings (i.e., physiological recordings) and observing physiological responses to stimuli during brain surgery. In connection with our 510(k) clearance in 2010, the FDA requested a warning within ClearPoint's Instructions for Use based on the lack of data with respect to deep brain stimulation (DBS) procedures. The warning states that the ClearPoint system, alone, should not be used to guide a DBS lead to a specific brain target and that final placement of DBS leads requires physiological recordings to confirm that they are located in the correct brain target and functioning as intended.

Support from Clinicians, Industry, and Academia

Leading Neurosurgeon Clinician Advisors



Dr. Philip Starr
ASSFN Past President



Dr. Paul Larson
UCSF & VA



Dr. Ali Rezai
CNS Past President



Dr. Krys Bankiewicz
Bankiewicz Lab, UCSF



Dr. Russ Lonser
OSU - NIH

Implemented Across All Major Scanner Platforms

SIEMENS | PHILIPS | GE Healthcare | IMRIS | BrainSUITE

Strong Peer-Reviewed Journal Support


OPERATIVE
NEUROSURGERY

Growing a Strong Base of Clinical Support

NEUROSURGEON'S SEEING MULTIPLE BENEFITS ACROSS MULTIPLE THERAPIES

The ClearPoint System "represents a major step forward in our ability to treat complex neurological diseases."
Dr. Karl Sillay, Neurosurgeon, University of Wisconsin

"ClearPoint allows me to surgically treat patients I would not be able to treat using other platform systems."
Dr. Hooman Azmi, Neurosurgeon, Hackensack Univ. Med. Center

"This approach effectively expands the spectrum of drugs that we can use to treat brain cancers by a hundred fold."
Dr. Clark Chen, Neurosurgeon, Univ of California San Diego


Dr. Paul Larson
Neurosurgeon
UC San Francisco

80% of neurosurgeons/neurologists surveyed believe real time MRI-guidance will or can become the future of functional neurosurgery.[(1)]

(1) Interviews conducted by a third party on behalf of MRI Interventions (n=36)

Growing the ClearPoint Footprint

37 ClearPoint Sites (35 US, 2 Europe)


Ann Arbor
Norton Shores
Henry Ford Health System
UPMC
Brigham & Women's Hospital
Portland
SPECTRUM HEALTH
Memorial Sloan-Kettering Cancer Center
UCSF Medical Center
University of Colorado Medical Center
UW Health
University of Wisconsin Hospital and Clinics
New Haven
HackensackUMC
University of Utah Health Care
Cleveland
Akron General Medical Center
New Brunswick
Columbus
Baltimore
Los Angeles
Cincinnati Children's Hospital Medical Center
National Institutes of Health
Englewood
Durham
Le Bonheur Children's Hospital
University of Virginia Medical Center
Cook Children's
City of Hope
MD Anderson Cancer Center
EMORY HEALTHCARE
Mayo Clinic Jacksonville
UCSD Medical Center
Willis-Knighton Medical Center
San Francisco VA Medical Center
Methodist The Methodist Hospital
Installations in Europe:
Warsaw and Grenoble

As of August 11, 2014

MRI

Patient Impact

Martin's Story
ClearPoint-Enabled Electrode Placement



Strong Intellectual Property

MRI Interventions Patent Portfolio

50+ U.S. Patents	45+ OUS Patents	40+ U.S. Patent Applications	50+ OUS Patent Applications



Issued patents cover, among other things: MRI-guided surgical systems that include software and devices; the SmartFrame® trajectory guide; other ClearPoint® disposable components; active intracranial probes; MRI-compatible catheters; MRI-safety technology

Key ClearPoint-related patents do not begin to expire until 2027

#'s as of Aug.11, 2014

ClearPoint Revenue Model

BUSINESS MODEL – RAZOR / RAZORBLADE

- ClearPoint Hardware/Software: $125,000 ASP (paid upfront or over time)
- ClearPoint Disposables: $7,500 ASP per procedure with strong margins
- Generate recurring revenue from the sale of disposables
- Procedures covered by existing reimbursement codes
- Platform system for minimally invasive neurosurgery





MRI INTERVENTIONS

ClearPoint U.S. Market Opportunity – Current

Demographics	Parkinson's	Epilepsy	Brain Tumors
Prevalence	1,500,000	2,200,000	N/A
Incidence (New diagnosis /yr)	60,000	150,000	180,000
Surgeries (2012)	3,125	7,660	Resections: 80,000 Stereotactic Biopsy: 10,000

Current Potential ClearPoint Surgical Candidates

ClearPoint-enabled Approach	**Electrode Placement (e.g. DBS)**	**Laser Ablation RNS[1]**	**Laser Ablation & Biopsy**
Prevalence (Drug Treatment Resistant)	125,000	264,000	N/A
Incidence	7,500	18,000	80,000
Potential Annual ClearPoint Procedure[2]	***12,500***	***28,500***	***14,500***
Growth Drivers	- 65% opt out rate - New DBS companies coming to market	- Replaces craniotomy - Medtronic (Visualase) /Monteris	- Replaces craniotomy - Medtronic (Visualase) /Monteris

55,000+ Potential Procedures Per Year

Note: Prevalence and Incidence based on either market research conducted by a third party on behalf of MRI Interventions or research conducted by MRI Interventions of publicly available sources.

(1) Responsive neurostimulation device (RNS)

(2) Potential Annual ClearPoint Procedures based upon 5% of prevalence and 85% of incidence; Potential Annual ClearPoint Procedures for brain tumors based on market research conducted by a third party on behalf of MRI Interventions.

ClearPoint U.S. Market Opportunity – Future

Disease	Therapy	Regulatory Status of Therapy	Total Patient Population	# of Potentially Addressable Cases	Total Potential Addressable Cases
ClearPoint Use - Active					
Dystonia	DBS	HDE	250,000	25,000	182,500
OCD	DBS	HDE	3,300,000	100,000	
Brain Mets	Laser Ablation	Approved	115,000	57,500	
ClearPoint Use – Clinical Trials					
Brain Tumor (HG Glioma)	Drug Delivery	Clinical Trials - Phase I	11,000	11,000	1,511,000
Parkinson's	Drug Delivery	Clinical Trials – Phase I	1,500,000	1,500,000	
ClearPoint Use – Pre-Clinical					
Huntington's	Drug Delivery	Pre-Clinical	30,000	30,000	60,000
ALS	Drug Delivery	Pre-Clinical	30,000	30,000	
ClearPoint Use - Not Currently Active					
Major Depression	DBS	Trials	6,000,000	1,200,000	1,700,000
Alzheimer's	DBS	Trials; Research	5,400,000	500,000	

Note: Total Patient Population and # of Potentially Addressable Cases based on either research conducted by MRI Interventions of publicly available sources or market research conducted by a third party on behalf of MRI Interventions.

MRI

Financial Highlights

- Total product related revenues increased 156% in 2013 vs. 2012
- Total product related revenues increased 38% in the nine months ended September 30, 2014 vs. 2013
- Total product related revenues estimated to be approximately $633,000 for Q3 of 2014

	Nine Months Ended Sept 30		Years Ended Dec 31	
	2014	2013	2013	2012
Revenues:				
Product and Other Service Revenues	$ 2,540,794	$ 1,831,031	$ 2,996,811	$ 1,170,679
Development Service Revenues	103,846	268,114	283,764	541,182
Related Party License Revenues [1]	-	650,000	650,000	3,346,374
Total Revenues	$ 2,644,640	$ 2,749,145	$ 3,930,575	$ 5,058,235

(1) License fee revenues relate to amounts MRI Interventions received in 2008 under our agreements with Boston Scientific. The revenue recognition period for those fees ended in March 2013.

MRI

Financial Highlights

ClearPoint Product Revenues



PRODUCT REVENUES
$1,400,000
$1,200,000
$1,000,000
$800,000
$600,000
$400,000
$200,000
$-
Estimated
Q1 2012
Q2 2012
Q3 2012
Q4 2012
Q1 2013
Q2 2013
Q3 2013
Q4 2013
Q1 2014
Q2 2014
Q3 2014

Although subject to volatility from capital product revenues, adoption continues to grow

ClearPoint disposable product revenues reflect continuing interest in ClearPoint-enabled procedures



DISPOSABLE PRODUCT REVENUES
$1,000,000
$800,000
$600,000
$400,000
$200,000
$-
Estimated
Q1 2012
Q2 2012
Q3 2012
Q4 2012
Q1 2013
Q2 2013
Q3 2013
Q4 2013
Q1 2014
Q2 2014
Q3 2014

ClearPoint Commercialization

ClearPoint Sites / Sales, Marketing and Clinical Support Team



Sites
Sales, Marketing and Clinical Headcount
40
35
30
25
20
15
10
5
0
Dec-11
Mar-12
Jun-12
Sep-12
Dec-12
Mar-13
Jun-13
Sep-13
Dec-13
Mar-14
Aug-14

Seasoned ClearPoint Field Team

Sales Team: An Experienced and Dedicated Neuroscience Sales Organization

Robert Korn – *Vice President Sales & Marketing* - Former Regional Sales Director, Medtronic Surgical Technologies.
Medtronic

Joe Greenwald – Former Medtronic Surgical Technologies - Sales expertise in Neuro Navigation, Neuro Drills and Neuro Implants.
Medtronic

Mark Ballinger – Former Integra Neurosurgery - Sales expertise in a multitude of Neuro products, including OR-based navigation accessories.
Integra

Chris Kantorak – Former Brainlab - Imaging and Operations Specialist with a specialty in engineering.
BRAINLAB

Dan Schoenecker – Former Stryker Cranial Maxiofacial - Sales expertise in Neuro and Endoscopy.
stryker

Clinical Team: A Talented Group of Product Experts Focused on Training and Clinical Support

Dr. Tim Goble – *Ph.D., MBA, Neurophysiologist*
As the Company's Director of Clinical Operations, Tim leads and manages the Company's highly qualified clinical team. Over his career, Tim has supported over 500 stereotactic neurosurgical procedures.

Shruti Gupta (Sr. Clinical Specialist) Shruti is an Imaging Scientist with extensive knowledge of imaging modalities and technologies, and has significant experience in R&D and imaging software

Alaine Keebaugh, Ph.D. (Sr. Clinical Specialist) Prior to joining MRI Interventions, Alaine spent ten years working at Emory University in the fields of neuroscience and genetics.

The Team: An additional team of four highly qualified individuals, including multiple biomedical engineers.

MRI INTERVENTIONS

Commercial Priorities

Increase Utilization	Enhance Communication	Expand Account Base	Develop Future Applications

Increase Utilization

- Target high volume Deep Brain Stimulation (DBS), Epilepsy and Tumor neurosurgeons; gain greater share of their procedures
- Expand use of ClearPoint beyond DBS within existing accounts
  - Laser ablation
  - Tumor biopsy
- Enhance case repeatability through case standardization and enhanced staff training

Enhance Communication

- Increase peer-to-peer events, presence at trade shows
- Highlight existing data on ClearPoint applications
- Communicate value proposition across procedures:
  - Accuracy
  - Real time visualization
  - Improved workflow
  - Increase patient volume

Expand Account Base

- Engage both Functional and Oncologic Neurosurgeons in discussion of ClearPoint
- Continue ClearPoint Placement Program

Develop Future Applications

- Ensure product compatibility with existing and future focal neuro therapies; seamless integration with other technologies
- Support current drug delivery trials as they progress; grow the number of drug delivery trials involving ClearPoint
- Continue ClearTrace development effort

MRIC's Unique Opportunity in Drug Delivery

Provides MRIC with "biotech-like upside" without "all or nothing downside"

Major Challenges in Delivering Drugs to the Brain

- Blood brain barrier blocks systemic delivery of almost all drugs – 98% of small molecules
- Direct injection without ClearPoint is blind, so target is frequently missed
    - *Neopharm Trial - 51% of 572 catheters failed to meet all positioning criteria*

Major Benefits of Drug Delivery with ClearPoint

- Neurosurgeon sees that target is reached
- Eliminates the blood brain barrier issue; Reduces/eliminates unwanted systemic side effects; Reduces dosage levels (as little as 1/300th of systemic volumes)

Business Model – MRIC Partners with Drug Companies and Researchers

- MRIC provides ClearPoint; Drug company provides drug candidate
- Drug company/sponsor pays for trial
- If drug is approved, MRIC gets device revs (~$7000/case); Drug co gets drug revs

SANOFI	**AAV2-hAADC for Parkinson's disease - Phase 1 study at UCSF** - Sanofi – Genzyme; Michael J. Fox Foundation
uniQure	**AAV2-GDNF for Parkinson's disease - Phase 1 study at the NIH** - uniQure, B.V.
Tocagen	**Toca 511 for Brain Tumor - Phase 1, multicenter study** - Tocagen Inc.
	IL13 for Brain Tumor – Phase 1 study at NIH - Sponsored by NIH
	Radio Immunotherapy for Brain Tumor – Phase 1 Study at MSK - Sponsored by the Memorial Sloan-Kettering Cancer Center
MERRIMACK	**Nanoliposomal Irinotecan for Brain Tumor – Phase 1 Study at UCSF** - Merrimack Pharmaceutical

MRI

ClearTrace® Cardiac Platform in Development

CLEARTRACE
cardiac intervention system

ClearTrace Cardiac Intervention System for minimally invasive surgical procedures in the heart.

Objective: Success rates of the Cox Maze open heart procedure but with a minimally-invasive catheter-based approach



CAUTION: Investigational device. Limited by federal law to investigational use.

MRI INTERVENTIONS + SIEMENS

- 6.7 million Afib patients US / EU
  $33 billion aggregate market opp.
- Pursuing market with Siemens, mutually exclusive partnership
- Expected European product launch Q4 2015

At the Center of an Emerging Industry Trend


DBS Companies
Medtronic
Boston Scientific
NEUROPACE
ST. JUDE MEDICAL
Laser Ablation Companies
Medtronic
MONTERIS MEDICAL
ClearPoint Electrode Placement
ClearPoint Laser Catheter Placement
Real Time MRI-Guided Procedures
genzyme
A SANOFI COMPANY
Tocagen
MERRIMACK PHARMACEUTICALS
uniQure
ClearPoint Direct Drug Delivery
ClearPoint Performed in MRI Scanners
SIEMENS
PHILIPS
IMRIS
Scanner Companies
Drug/Biotech Companies
ClearTrace Ablation and Drug Delivery
In Development
Cardiac Ablation and Heart Failure Companies

MRIC is at the point of convergence in an industry trend impacting some of the most influential and innovative medical device companies in the world

Why MRI Interventions

Large Market

- Neurosurgery Market is Large and Growing
  - 22+MM total patients; 2.2MM drug treatment resistant patients

Timing is Right

- DBS Market Growth is Accelerating
  - Increasing Acceptance Among Patients
  - New Market Entrants Coming
- Laser Ablation is Emerging Rapidly as a Strong Therapeutic Option
  - For Epilepsy
  - For Brain Tumors
- Big Players are Increasing Investment
  - Medtronic Acquired Visualase and Sapiens
  - St. Jude and Boston Scientific Investing in Neuro Market
  - MRI Scanner Companies Embracing MRI-Guided Therapies
  - Drug Cos are Investing in Direct Delivery under MRI-Guidance

Uniquely Positioned

- MRIC is Uniquely Positioned to Capitalize on these Market Dynamics
  - We Provide the Delivery Platform

MRI INTERVENTIONS


CLEARPOINT
KNOB ROTATION
X
Y
PITCH
ROLL

Ticker: MRIC
MRI Interventions, Inc.

Irvine, CA
Memphis TN

(901) 522-9300

ir@mriinterventions.com

ClearPoint Neuro Intervention System

ClearPoint Draping in Preparation for a Case in a Diagnostic MRI Suite



ClearPoint Neuro Intervention System

Selected ClearPoint Disposable Components



Neurological Disease - The Last Frontier in Medicine

Neurological Disease and Disorder



In Millions
1.50
0.80
2.50
2.30
0.20
5.40
3.30
6.00
0.25
Parkinson's Disease
Epilepsy
Brain Tumor
OCD
Major Depression
Dystonia
Alzheimer's
Stroke
Traumatic Brain Injury

The Complex Human Brain



Patient Population (U.S. Only)

- 22+ Million Patients
- Growing as population ages
- Major unmet medical need

Challenges for Treatment

- 100 billion nerve cells
- 7,000 connections w/ each cell
- High metabolic demands
- Precision is paramount for delivering therapies

MRI

Descriptions of the Videos Included in this Presentation

This presentation includes six embedded videos. The following table (which is continued on the next slide) provides the location of each video in the presentation and a description of each video:

Slide No.	Description
9 (right side)	This video depicts the target selection and entry planning portion of a ClearPoint procedure. The video shows an animation of a patient and the ClearPoint system in use, along with images from the ClearPoint software that show MRI scans used to select a target site , trajectory to target and entry point on the SmartGrid® matrix. This video is an excerpt of the ClearPoint system demonstration video available on MRI Interventions' website at www.mriinterventions.com/clearpoint/demonstration-video.
10 (right side)	This video depicts the trajectory alignment and device insertion portion of a ClearPoint procedure. The video shows an animation of a patient and the ClearPoint system in use, along with images from the ClearPoint software that show MRI scans used to align the SmartFrame® trajectory guide along a planned trajectory and then depicts the insertion of a device into the target neuro anatomy. This video is an excerpt of the ClearPoint system demonstration video available on MRI Interventions' website at www.mriinterventions.com/clearpoint/demonstration-video.
11	The video on the far left depicts a series of MRI images that show the infusion of fluid into the brain. The video in the middle depicts the placement of an electrode in the brain. The video on the far right depicts a series of MRI images that show changes in brain tissue temperature, color-coded to correspond with the temperatures shown in the legend contained within the image window.

Descriptions of the Videos Included in this Presentation (Cont'd)

Slide No.	Description
17	In this video, a patient discusses living with Parkinson's disease, both before and after his DBS electrode placement procedure, which was assisted by the ClearPoint system. The following is a transcript of his remarks in the video: "There would be days that I could not get out of the house because I could not walk. … I would wake up in the morning and I would have to crawl around the floor for maybe half an hour, an hour until I got my meds going. … You know, um, children are pretty resilient, but when they see their dad crawling around on the floor at 7 o'clock in the morning because he can't walk, it really touched them." "Well I always knew there was an operation that could be done. The ClearPoint system made a big difference in my decision to go ahead. … My life is changing and my kids' life, with me, is changing as well. It's truly, truly it's beyond my expectations. You know you're biking more together. You're playing tennis more together. I'll be at my sons' weddings. I'll be able to dance at those weddings. … I would recommend anybody that could do it definitely does do it. … It is a life changing event."